                                                                   EXHIBIT 10.11


                                     [LOGO]
                        [SILICON VALLEY EAST LETTERHEAD]


May 18, 1994



Mr. John Thibault
Chief Executive Officer
GeoTel Communications Corporation
25 Porter Road
Littleton, MA 01460

Dear John:

We are pleased to inform you that Silicon Valley Bank, a California-chartered bank ("Bank") with its principal place of business at 3000 Lakeside Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 45 William Street, Wellesley, MA 02181 doing business under the name "Silicon Valley East", has approved a fixed asset line of credit of $500,000 for the use of GeoTel Communications Corporation (the "Company") subject to the following terms and to the Bank's periodic review. Drawings under this line will be permitted through May 5, 1995, at which time the line will convert to a term loan. The commitment shall not become effective unless and until an executed copy of this letter together with all necessary accompanying documentation as well as the facility fee described below has been returned to the Bank, which must take place within 21 days from the date of this letter.

Borrowings under the equipment line shall be secured by all corporate assets. The maximum available borrowings under this line will be the lesser of $500,000 or a 90% advance rate against the invoice price of approved equipment purchased after January 1, 1994, not including software for personal computers, taxes, shipping costs, and installation fees. You agree to provide the Bank with copies of these invoices.

Borrowings under this line shall bear interest at a rate per annum equal to the Prime Rate plus 1.5%. The "Prime Rate" means the rate from time to time announced and made effective by the Bank as its Prime Rate. The Company's borrowing rate shall change as the Prime Rate changes. A facility fee of $2,500 as well as any out-of-pocket expenses incurred by the Bank in connection with the establishment of this credit facility must be paid at the time the documents are returned to the Bank. All interest will be charged monthly in arrears and will be calculated on the basis of a 360-day year. The Bank shall be authorized to debit the Company's principal account or any other account maintained by the Company with the Bank for any principal, interest, or fees associated with the Company's credit facility without prior notice.

Any advances hereunder or renewal hereof will be made only if in the opinion of the Bank there exists no default under any loan documentation executed by you with the Bank. A default is as defined in the accompanying Promissory Note dated May 18, 1994. In addition, in the event of default, the Bank retains the right to require the Company to cash collateralize up to 100% of the amount outstanding under the line of credit within five days of default.

Page Two


So long as this commitment remains outstanding, the Company agrees to maintain the following covenants:

        1. MINIMUM EQUITY - (Tested Monthly) Maintain a minimum Tangible Capital Base (TCB) of $500,000. TCB is defined as Stockholders' Equity plus Subordinated Debt (debt which is formally subordinated to the Bank) less intangibles (including but not limited to Goodwill, Capitalized Software and Excess Purchase Costs).

        2. LIQUIDITY - (Tested Monthly) Maintain a minimum of $500,000 in cash.

        3. Not directly or indirectly pledge, grant, create or permit to exist any security interest, lien or other encumbrance upon any of the Company's assets except in favor of the Bank.

        4. To provide the Bank with duplicate unaudited monthly financial statements prepared in accordance with generally accepted accounting principals and duplicate audited annual financial statements certified by public accountants to be received 30 and 90 days respectively after the close of the period.

        5. To provide the Bank with a copy of the annual management letter provided by the Company's auditors and with copies of all legal process served upon the Company.

        6. Maintain adequate fire and liability insurance satisfactory to the Bank, a copy of which shall be forwarded to the Bank.

        7. Not to participate in any merger or consolidation or to pay any dividends without the Bank's consent.

        8. Not to dispose of any material assets other than in the ordinary course of business without the Bank's consent.

        9. To file all tax returns and to pay all taxes due.

        10. Not to invest in any U.S. Government and Corporate Securities with a rating below "A".

        11. Not to incur indebtedness for borrowed money, except for either a) indebtedness to Silicon Valley Bank or b) indebtedness incurred for the purchase or lease of equipment in an aggregate amount not exceeding $150,000 at any given point in time.

        12. Not to be in default of any other loan agreement with any other lender.

        13. To remain a duly organized corporation under the laws of Delaware, and not to file for protection under the Bankruptcy Code.

        14. All legal fees incurred will be for the account of the Borrower.

        15. To reimburse the Bank for any reasonable expenses incurred by the Bank to enforce the terms of this obligation.

        16. Prior to closing you agree to provide the Bank with a Certificate of Good Standing from the appropriate state authorities.

Page Three


If the Bank waives any rights under this Agreement, it will not affect any future action the Bank may wish to take. This Agreement shall be binding upon any of the Company's successors in interest. The laws of the Commonwealth of Massachusetts shall apply to this Agreement. THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT.

It is our understanding that the Company will consider the Silicon Valley Bank to be its primary bank. Among other things, the Company agrees to use its Silicon Valley Bank account as its primary disbursement account and to maintain a reasonable proportion of its excess funds in Silicon Valley Bank money market accounts or certificates of deposits.

This Agreement shall become effective only when it shall have been executed by the Borrower and the Bank (provided, however, in no event shall this Agreement become effective until signed by an officer of the Bank in California).


We are delighted to expand our relationship with GeoTel Communications Corporation and look forward to many successful years of working together.


Sincerely,

SILICON VALLEY BANK

By: /s/ [SIG]
    ---------------------
Name: [NAME]
      -------------------
Title: Operations Officer
       ------------------


SILICON VALLEY BANK doing business
as SILICON VALLEY EAST


/s/ ANDREA L. CARLIN
----------------------------
    ANDREA L. CARLIN
    Assistant Vice President
    Technology Division


Agreed and Accepted this 28th day of June, 1994.

By: /s/ JOHN C. THIBAULT
    --------------------
Name: John C. Thibault
      ------------------
Title: President & CEO
      ------------------


enclosure:
       1. Promissory Note
       2. Security Documents
       3. Certificate of Compliance
       4. Other ancillary forms and documents

                                PROMISSORY NOTE


Borrower:     GEOTEL COMMUNICATIONS CORPORATION
              25 Porter Road
              Littleton, MA 01460

Lender: Silicon Valley Bank a California-chartered bank doing business in Massachusetts as Silicon Valley East, with a Loan Production Office located at 45 William Street Wellesley, MA 022181

--------------------------------------------------------------------------------

Principal                     Initial Rate: 8.250%         Date of Note:
  Amount: $500,000.00                                        May 18, 1994

PROMISE TO PAY. GEOTEL COMMUNICATIONS CORPORATION ("Borrower") promises to pay to Silicon Valley Bank a California-chartered bank doing business in Massachusetts as Silicon Valley East with a Loan Production Office located at 45 William Street, Wellesley, MA 02181 ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Hundred Thousand & 00/100 Dollars ($500,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this Note according to the following payment schedule:

THE FIRST DRAW PERIOD. The First Draw Period shall begin as of this date and shall end on November 5, 1994. Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning June 5, 1994, and all subsequent interest payments will be due on the same day of each month thereafter until November 5, 1994. The outstanding principal balance on November 5, 1994, will be payable in thirty (30) even payments of principal plus interest due as of each payment date, beginning December 5, 1994 and all subsequent payments of principal plus interest will be due on the same day of each month thereafter. The final payment for the First Draw Period will be due on May 5, 1997, and will be for all outstanding principal plus all accrued interest not yet paid. THE SECOND DRAW PERIOD. The Second Draw Period shall begin on November 6, 1994 and shall end on May 5, 1995. Borrower will pay regular monthly payments of all accrued interest, due as of each payment date beginning, December 5, 1994 and all subsequent interest payments will be due on the same day of each month thereafter until May 5, 1995. The outstanding principal balance on May 5, 1995, will be payable in thirty (30) even payments of principal plus interest due as of each payment date, beginning June 5, 1995, and all subsequent payments of principal plus interest will be due on the same day of each month thereafter. The final payment for the Second Draw Period, shall be due on November 5, 1997, will be for all outstanding principal plus all accrued interest not yet paid.

Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is Lender's Prime Rate (the "Index"). This is the rate Lender charges, or would charge, on 90-day unsecured loans to the most creditworthy corporate customers. This rate may or may not be the lowest rate available from Lender at any given time. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each time the prime rate is adjusted by Silicon Valley Bank. THE INDEX CURRENTLY IS 7.250% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT

A RATE OF 1.500 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 8.750% PER ANNUM. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

DEFAULT. Borrower will be in default if any of the following happens and continues unremedied for more than 20 days with the exception of: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to perform promptly at the time and strictly in the manner provided in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Note to 4.5 percentage points over the otherwise effective interest rate, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

LINE OF CREDIT. This Note evidences a revolving line of credit until May 5, 1995. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

ADVANCE RATE. Funds shall be advanced under this Note according to an advance rate, as determined by Lender, defined as follows: Ninety percent (90%) of invoice amount for approved equipment purchased after January 1, 1994, excluding personal computer software, taxes, shipping costs and installation fees. Borrower shall provide Lender with copies of invoices at the time of each advance request.

LETTER AGREEMENT. This Note is subject to and shall be governed by all the terms and conditions of the Letter Agreement dated May 18, 1994, between Borrower and Lender, which Letter Agreement is incorporated herein by reference.

LOAN FEE. This Note is subject to a loan fee in the amount of Two Thousand Five Hundred and NO/100 Dollars ($2,500.00) plus all out-of-pocket expenses.

REQUEST TO DEBIT. Borrower will regularly deposit all funds received from its business activities in accounts maintained at Silicon Valley Bank. Borrower hereby authorizes Lender to debit any accounts with Lender, including, without limitation, Account Number 07006098-70 for payments of principal and interest due on the loan and any other obligations owing by Borrower to Lender. Lender will notify Borrower of all debits which Lender makes against Borrower's accounts. Any such debits against Borrower's accounts in no way shall be deemed a set-off.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

CONDITIONS. Prior to disbursement of any loan proceeds under this Note, Borrower shall deliver to Lender, Borrower's March 31, 1994 balance sheet. Upon receipt of such balance sheet, Lender shall review and make advances conditioned upon its acceptability.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

GEOTEL COMMUNICATIONS CORPORATION


By: /s/ John C. Thibault
    --------------------
Name: John Thibault
      ------------------
Title: President & CEO
       -----------------

                         COMMERCIAL SECURITY AGREEMENT
================================================================================

Borrower: GEOTEL COMMUNICATIONS             Lender: SILICON VALLEY BANK,
            CORPORATION                             a California-chartered bank
          25 Porter Road                            doing business as
          Littleton, MA 01460                       Silicon Valley East
                                                    Wellesley Office Park
                                                    45 William Street, Suite 170
                                                    Wellesley, MA 02181

================================================================================

THIS COMMERCIAL SECURITY AGREEMENT is entered into between GEOTEL COMMUNICATIONS CORPORATION (referred to below as "Grantor"); and SILICON VALLEY BANK, a California-chartered bank (referred to below as "Lender"). For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Commercial Security Agreement together with all exhibits and schedules attached to this Commercial Security Agreement from time to time. If any, as amended from time to time.

     COLLATERAL. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, CONTRACT RIGHTS, DEPOSIT ACCOUNTS, EQUIPMENT, GENERAL INTANGIBLES, FIXTURES, INSTRUMENTS AND DOCUMENTS.

     In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

          (b) All products and produce of any of the property described in this Collateral section.

          (c) All accounts, contract rights, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

          (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

          (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

     EVENT OF DEFAULT. The words "Event of Default" mean and include any of the Events of Default set forth below in the section titled "Events of Default."

     GRANTOR. The word "Grantor" means GEOTEL COMMUNICATIONS CORPORATION, its successors and assigns.

     GUARANTOR. The word "Guarantor" means and includes without limitation, each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.

     INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.

     LENDER. The word "Lender" means SILICON VALLEY BANK, a California-chartered bank, its successors and assigns.

     NOTE. The word "Note" means the notes, letters of credit, or credit agreements in any principal amount from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the notes or credit agreements.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

OBLIGATIONS OF GRANTOR.  Grantor warrants and covenants to Lender as follows:

     PERFECTION OF SECURITY INTEREST. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. THIS IS A CONTINUING SECURITY AGREEMENT AND WILL CONTINUE IN EFFECT EVEN THOUGH ALL OR ANY PART OF THE INDEBTEDNESS IS PAID IN FULL AND EVEN THOUGH FOR A PERIOD OF TIME GRANTOR MAY NOT BE INDEBTED TO LENDER, SO LONG AS THE NOTE OR ANY RELATED DOCUMENTS REMAIN IN EFFECT. AT SUCH TIME
     AS THE NOTE AND RELATED DOCUMENTS HAVE EXPIRED, ARE OF NO FURTHER FORCE AND EFFECT AND GRANTOR HAS SATISFIED ALL OF ITS OBLIGATIONS THEREUNDER, LENDER SHALL RELEASE ITS SECURITY INTEREST IN THE COLLATERAL, AND SHALL, AT GRANTOR'S REQUEST, EXECUTE SUCH DOCUMENTS AS MAY BE NECESSARY TO EFFECTUATE SUCH RELEASE.

     NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

     ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, contract rights, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral.

     LOCATION OF THE COLLATERAL. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased

                         COMMERCIAL SECURITY AGREEMENT                    Page 2
                                  (Continued)
================================================================================

     by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and
     (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

     REMOVAL OF COLLATERAL. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the Commonwealth of Massachusetts, without the prior written consent of Lender.

     TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

     TITLE. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

     COLLATERAL SCHEDULES AND LOCATIONS. Insofar as the Collateral consists of inventory, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

     MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right of all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

     TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Granter shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

     COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances and regulations of all governmental authorities applicable to the production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

     HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 48 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

     MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

     APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

     INSURANCE PREMIUMS. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be

                         COMMERCIAL SECURITY AGREEMENT                    Page 3
                                  (Continued)
================================================================================

     created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at lease equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

     INSURANCE REPORTS. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (a) the name of the Insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and
     (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Collateral.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement.

     DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the Indebtedness.

     OTHER DEFAULTS. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement is false or misleading in any material respect, either now or at the time made or furnished.

     DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Massachusetts Uniform Commercial Code. In addition and without limitation following an event of default, Lender may exercise any one or more of the following rights and remedies:

     ACCELERATE INDEBTEDNESS. Lender may declare the entire indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

     ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

     SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid. Any excess proceeds received by Lender upon disposition of the Collateral shall be applied in accordance with the Uniform Commercial Code including such provisions that require Lender to account to Grantor for any surplus.

     APPOINT RECEIVER. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right,
     (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the indebtedness or apply it to payment of the indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general Intangibles, insurance policies, instruments,

                        [LAST LINE ON PAGE NOT LEGIBLE]

                         COMMERCIAL SECURITY AGREEMENT                    Page 4
                                  (Continued)
================================================================================

     realize on the Collateral as Lender may determine, whether or not indebtedness or Collateral is then due. For those purposes Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

     OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement, Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

     OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

     CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISION. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     ATTORNEYS' FEES; EXPENSES. Grantor agrees to pay upon demand all of Lender's costs and expenses, including reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     NOTICES. All notices required to be given under this Agreement shall be given in writing and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address(es).

     POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MAY 18, 1994. THIS COMMERCIAL SECURITY AGREEMENT IS EXECUTED UNDER SEAL.


GRANTOR:                                LENDER:

GEOTEL COMMUNICATIONS CORPORATION       Silicon Valley Bank


By: /s/ JOHN THIBAULT                   By: /s/ ANDREA L. CARLIN
    --------------------                    ---------------------------
  Name: John Thibault                   Name: Andrea L. Carlin
        ----------------                      -------------------------
  Title: President & CEO                Title: Assistant Vice President
         ---------------                       ------------------------

================================================================================

          UNIFORM COMMERCIAL CODE -- FINANCING STATEMENT -- FORM UCC-1

INSTRUCTIONS                                                      MASSACHUSETTS

1.  PLEASE TYPE this form.  Fold only along perforation for enrolling.

2. Remove Secured Party and Debtor Copies and send other 3 copies to the filing officer. Enclose filing fee.

3. When filing is to be with more than one office, Form UCC-2 may be placed over this set to avoid double typing.

4. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets, preferably 5" x 8" or 8" x 10". Only one copy of such additional sheets need be presented to the filing officer with a set of three copies of the financing statement. Long schedules of collateral, indentures, etc., may be on any size paper that is convenient for the secured party.

5. If collateral is crops or goods which are or are to become fixtures, describe generally the real estate and give name of record owner.

6. When a copy of the security agreement is used as a financing statement, it is requested that it be accompanied by a completed but unsigned set of these forms, without extra fee.

7. At the time of original filing, filing officer should return third copy as an acknowledgement. At a later time, secured party may date and sign termination legend and use third copy as a Termination Statement.

This FINANCING STATEMENT is presented to a filing officer for filing pursuant
to the Uniform Commercial Code                                                     3  Maturity date (if any):
----------------------------------------------------------------------------------------------------------------------------------
1  Debtor(s) (Last Name First)          2 Secured Party(ies) and        For Filing Officer (Date, Time, Number, and Filing Office)
   and address(es)                        address(es)

GEOTEL COMMUNICATIONS CORPORATION       SILICON VALLEY BANK
25 PORTER ROAD                          3000 LAKESIDE DRIVE
LITTLETON, MA 01460                     SANTA CLARA, CA 95054


----------------------------------------------------------------------------------------------------------------------------------
4  This financing statement covers the following types (or items) of property:    5 Assignee(s) of Secured Party and
                                                                                    Address(es)

   ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, CONTRACT RIGHTS, DEPOSIT
   ACCOUNTS, EQUIPMENT, GENERAL INTANGIBLES, FIXTURES, INSTRUMENTS,               -------------------------------------------------
   DOCUMENTS WHETHER OWNED NOW OR ACQUIRED HEREAFTER; ALL
   ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS
   RELATING TO ANY OF THE FOREGOING (INCLUDING INSURANCE, GENERAL
   INTANGIBLES AND ACCOUNT PROCEEDS).


Check [X] if covered:       [ ] Proceeds of Collateral are also covered      [ ] Products of collateral are also covered.
                                                                                 No. of additional sheets presented:

----------------------------------------------------------------------------------------------------------------------------------

Filed with:    TOWN CLERK OF LITTLETON, MA
----------------------------------------------------------------------------------------------------------------------------------

        GEOTEL COMMUNICATIONS CORPORATION                                 SILICON VALLEY BANK
-----------------------------------------------                   ------------------------------------

By:  /s/ JOHN THIBAULT                                           By:  /s/ ANDREA L. CARLIN
   --------------------------------------------                      ---------------------------------
             Signature(s) of Debtor(s)                                   Signature(s) of Party(ies)

STANDARD FORM -- UNIFORM COMMERCIAL CODE -- FORM UCC-1


                                                    STATE OF MASSACHUSETTS

          UNIFORM COMMERCIAL CODE -- FINANCING STATEMENT -- FORM UCC-1

INSTRUCTIONS                                                      MASSACHUSETTS

1.  PLEASE TYPE this form.  Fold only along perforation for enrolling.

2. Remove Secured Party and Debtor Copies and send other 3 copies to the filing officer. Enclose filing fee.

3. When filing is to be with more than one office, Form UCC-2 may be placed over this set to avoid double typing.

4. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets, preferably 5" x 8" or 8" x 10". Only one copy of such additional sheets need be presented to the filing officer with a set of three copies of the financing statement. Long schedules of collateral, indentures, etc., may be on any size paper that is convenient for the secured party.

5. If collateral is crops or goods which are or are to become fixtures, describe generally the real estate and give name of record owner.

6. When a copy of the security agreement is used as a financing statement, it is requested that it be accompanied by a completed but unsigned set of these forms, without extra fee.

7. At the time of original filing, filing officer should return third copy as an acknowledgement. At a later time, secured party may date and sign termination legend and use third copy as a Termination Statement.

This FINANCING STATEMENT is presented to a filing officer for filing pursuant
to the Uniform Commercial Code                                                     3  Maturity date (if any):
----------------------------------------------------------------------------------------------------------------------------------
1  Debtor(s) (Last Name First)          2 Secured Party(ies) and        For Filing Officer (Date, Time, Number, and Filing Office)
   and address(es)                        address(es)

GEOTEL COMMUNICATIONS CORPORATION       SILICON VALLEY BANK
25 PORTER ROAD                          3000 LAKESIDE DRIVE
LITTLETON, MA 01460                     SANTA CLARA, CA 95054


----------------------------------------------------------------------------------------------------------------------------------
4  This financing statement covers the following types (or items) of property:    5 Assignee(s) of Secured Party and
                                                                                    Address(es)

   ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, CONTRACT RIGHTS, DEPOSIT
   ACCOUNTS, EQUIPMENT, GENERAL INTANGIBLES, FIXTURES, INSTRUMENTS,               -------------------------------------------------
   DOCUMENTS WHETHER OWNED NOW OR ACQUIRED HEREAFTER; ALL
   ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS
   RELATING TO ANY OF THE FOREGOING (INCLUDING INSURANCE, GENERAL
   INTANGIBLES AND ACCOUNT PROCEEDS).


Check [X] if covered:       [ ] Proceeds of Collateral are also covered      [ ] Products of collateral are also covered.
                                                                                 No. of additional sheets presented:

----------------------------------------------------------------------------------------------------------------------------------

Filed with:    STATE OF MASSACHUSETTS
----------------------------------------------------------------------------------------------------------------------------------

        GEOTEL COMMUNICATIONS CORPORATION                                 SILICON VALLEY BANK
-----------------------------------------------                   ------------------------------------

By:  /s/ JOHN THIBAULT                                            By:  /s/ ANDREA L. CARLIN
   --------------------------------------------                      ---------------------------------
             Signature(s) of Debtor(s)                                   Signature(s) of Party(ies)

STANDARD FORM -- UNIFORM COMMERCIAL CODE -- FORM UCC-1


                                                    STATE OF MASSACHUSETTS


                             LESSOR'S SUBORDINATION

     WHEREAS, GeoTel Communications Corporation (the "Company") has or is about to enter into certain financing agreements (the "Loan Documents") with Silicon Valley Bank (the "Bank") pursuant to which the Bank has been or may be granted a security interest in, INTER ALIA, any or all of the Company's accounts receivable, inventory, instruments, general intangibles, documents and books and records relating to the foregoing (collectively, the "Bank Collateral") located on the Premises, as defined below; and

     WHEREAS, the Company is the lessee, pursuant to a lease agreement by and between the Company and Nationwide Life Insurance Company (the "Lessor") dated as of November 29, 1993 (the "Lease"), of certain demised premises contained in the building located at the following address:

                                 25 Porter Road
                              Littleton, MA 01460

and more particularly described in such lease agreement (the "Premises");

     NOW, THEREFORE, in consideration of any financial accommodation extended by the Bank to the Company, at any time, and other good and valuable consideration, Lessor agrees, for as long as the Company remains indebted to the Bank, as follows:

     (a) Lessor acknowledges and agrees that the Bank has a security interest in the Bank Collateral which is located on the Premises.

     (b) Lessor acknowledges and agrees that the Bank Collateral may be located on the Premises and is not and shall not be deemed a fixture or part of the real estate but shall at all times be considered the personal property of the Company.

     (c) Lessor subordinates any lien, all rights of levy or distraint, security interest or other interest the Lessor may now or hereafter have in any of the Bank Collateral and agrees to assert no claim to the Bank Collateral which is prior in priority to any properly perfected security interest of the Bank.

     (d) Upon providing the Lessor with reasonable advance written notice that the Company is in default of its obligations to the Bank under the Loan Documents, the Bank, at its option, may enter the Premises during business hours, upon prior written notice to Lessor, for the purpose of inspecting, repossessing, removing, selling or otherwise dealing with said Bank Collateral, and such license shall continue without charge from the date of such notice for a period of fifteen (15) days, provided that Bank shall promptly repair any damage to the Premises caused by removal of the Bank Collateral therefrom, and shall indemnify and hold Lessor harmless against any personal injury, property damage or other liability caused, directly or indirectly, by entry upon the Premises by Bank, its agents or employees. If the Bank elects to acquire or repossess any of the said Bank Collateral in which Bank has a properly perfected security interest, the Lessor agrees to recognize the Bank as the owner of said Bank Collateral.

     (e) Lessor agrees to use reasonable efforts to promptly provide the Bank with copies (it being recognized, however, that an inadvertent failure to so provide such notice shall be of no consequence), by the same means of transmission as provided to the Company, of any notice of default delivered to the Company under the provisions of the lease agreement to:

                               SILICON VALLEY EAST
                              Wellesley Office Park
                          45 William Street, Suite 170
                               Wellesley, MA 02181

                          Attention: Eva R. Burmeister
                             FAX No.: (617) 431-9906

Upon receipt of said notice, the Bank shall thereupon have the right, but not the obligation, to cure said default within the cure period set forth in the lease agreement with respect to the applicable default. Any payment made or act done by the Bank to cure any such default shall not constitute an assumption of the lease agreement or any obligations of the Company,

     (f) All notices and other communications under this Subordination shall be in writing, and shall be delivered by hand, by a nationally recognized commercial overnight delivery service, by first class mail or by telecopy, delivered, addressed or transmitted, if to the Bank, at its address or telecopy number set forth in paragraph (e) above, and if to the Lessor, at its address or telecopy number set out below its signature. Such notices shall be effective (a) in the case of hand deliveries, when received, (b) in the case of an overnight delivery service, upon delivery, (c) in the case of mail, three days after deposit in the postal system, first class postage prepaid and (d) in the case of telecopy notices, when electronic indication of receipt is received. Either party may change its address and telecopy number by written notice to the other.

     (g) The Bank shall indemnify and hold harmless the Lessor for any physical damage to the Premises or for any cost, expense, liability, or claim, including attorney's fees which arises due to Bank actions as a result of the exercise of its rights hereunder.

     This Subordination may not be changed or terminated orally and is binding upon the Lessor and the Bank, and their successors and assigns.

     Dated this 16th day of June, 1994.
                ----        ----


                                            Lessor:
                                            NATIONWIDE LIFE INSURANCE COMPANY
                                            One Nationwide Plaza 1-34001
Witnesses:                                  Columbus, OH 43215
                                            Telecopier: (614) 249-4247
/s/ Inez L. Boyer
------------------------------              By: /s/ Robert H. McNaghten
                                               -------------------------------
/s/ Jennifer C. Reynolds                            Robert H. McNaghten
------------------------------              Its: Vice President



ACKNOWLEDGMENT

STATE OF OHIO     )
COUNTY OF FRANKLIN)

     There then appeared before me the above-named Robert H. McNaghten, to me known, Vice President of Nationwide Life Insurance Company, an Ohio corporation, who acknowledged the foregoing to be his free act and deed and the free act and deed of said corporation.


                             /s/ Sue Ann Crego
                             ---------------------------------
                             Notary Public


[NOTARY  Sue Ann Crego
 SEAL]   Notary-Public-State of Ohio
         My Commission expires
              10-20-95
         ----------------------

                     DISBURSEMENT REQUEST AND AUTHORIZATION

=========================================================================================================

BORROWER:  GEOTEL COMMUNICATIONS CORPORATION     LENDER:  SILICON VALLEY BANK, a California-chartered bank
           25 Porter Road                                 doing business as Silicon Valley East
           Littleton, MA 01460                            Wellesley Office Park
                                                          45 William Street, Suite 170
                                                          Wellesley, MA 02181

=========================================================================================================

LOAN TYPE. This is a Variable Rate (1.500% over SILICON VALLEY BANK PRIME RATE, making an initial rate of 8.250%). Revolving Line of Credit Loan to a Corporation for $500,000.00 due on October 31, 1997.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for (please initial):

     [ ] _____ Personal Family, or Household Purposes or Personal Investment.

     [X] _____ Business (including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: To finance equipment purchase.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lendor's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $500,000.00 as follows:

        Amount paid to Borrower directly:               $.00

        Undisbursed Funds:                       $500,000.00
                                                ------------
        Note Principal:                          $500,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

        Prepaid Finance Charges Paid in Cash:      $2,535.00
                $2,500.00 Loan Fee
                $35.00 Credit Report

        Other Charges Paid in Cash:                  $740.00
                $150.00 Information America Search
                $20.00 UCC Filing Fee
                $70.00 Town Search
                $500.00 IP Filing
                                                ------------
        Total Charges Paid in Cash:                $3,275.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO ADVERSE MATERIAL CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MAY 18, 1994:

BORROWER:

GEOTEL COMMUNICATIONS CORPORATION

By: /s/ JOHN THIBAULT
  --------------------------------------------
  Name: John Thibault   Title: President & CEO

===============================================================================

                         INVOICE FOR FEES AND EXPENSES

BORROWER:               GEOTEL COMMUNICATIONS CORPORATION

LOAN OFFICER:           ANDREA CARLIN

DATE:                   MAY 13, 1994

                        LOAN FEE                          $2,500.00
                        CREDIT REPORT                         35.00
                        UCC SEARCH                           220.00
                        IP FILING FEES                       500.00
                        FILING FEES                           20.00

                        ---------------                   ---------
                                      * TOTAL .........   $3,275.00

* This is an estimation only, the actual expenses may vary



PLEASE INDICATE THE METHOD OF PAYMENT:

        /X/   A check for the total amount is attached.

        / /   Debit DDA # ___________ for the total amount.

        / /   Loan proceeds





/s/ John C. Thibault
----------------------------------------
AUTHORIZED SIGNER                 (DATE)



/s/ Andrea L. Carlin
----------------------------------------
SILICON VALLEY BANK               (DATE)
ACCOUNT OFFICER'S SIGNATURE

GEOTEL COMMUNICATIONS CORPORATION

----------------------------------------------------------------------------------------------------------------------------------
                  NAME                  PAYMENT NUMBER          CHECK DATE                      1141
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
OUR  VOUCHER NUMBER    YOUR VOUCHER NUMBER     DATE       AMOUNT     AMOUNT PAID       DISCOUNT       WRITE-OFF         NET
----------------------------------------------------------------------------------------------------------------------------------


      00492                  6/02/94         6/2/94      $3,275.00     $3,275.00        $0.00           $0.00          $3,275.00






----------------------------------------------------------------------------------------------------------------------------------
                                                         $3,275.00      $3,275.00       $0.00           $0.00          $3,275.00
COMMENT                                                 --------------------------------------------------------------------------


                                              SILICON VALLEY BANK
                                        SANTA CLARA, CALIFORNIA 95054     11471
GEOTEL COMMUNICATIONS CORPORATION                90-4039-1211
           25 PORTER RD.
        LITTLETON, MA 01400
         PH. 508-406-0022
                                                DATE               AMOUNT
                                                6/2/94             $3,275.00


        Three Thousand Two Hundred Seventy Five Dollars and 00 Cents

PAY
TO THE
ORDER
OF       Silicon Valley Bank


                                        /s/ JOHN C. THIBAULT
                                    -----------------------------

[LOGO]    MASON &
          MASON
---------------------------               -----------------------
Insurance Agency, Inc.                    458 South Avenue
---------------------------               Whitman, MA 02382
Technology Insurance                      (617) 447-5531 FAX: (617) 447-7230
Services, Inc.                            (800) 759-1452
---------------------------


                            CERTIFICATE OF INSURANCE
                            ------------------------

INSURED:                                       COMPANIES AFFORDING COVERAGE
Geotel Communications Corp.                     Co. Letter A Federal Insurance
25 Porter Rd.                                   Co. Letter B
Littleton, MA 01460                             Co. Letter C



This is to certify that policies of insurance listed below have been issued to the insured named above for the policy period indicated, notwithstanding any requirement, term or condition of any contract or other document with respect to which this certificate may be issued or may pertain, the insurance afforded by the policies described herein is subject to all the terms, exclusions, and conditions of such policies. Limits shown may have been reduced by paid claims.

CO LTR. TYPE OF INS.      POLICY NO. & TERM  LIMITS (IN THOUSANDS)
------- ------------      -----------------  ---------------------

A       General Liab.     35322538           General Aggregate              $2,000,
        ___ claims made   11/16/93-94        Prod-Comp/ops Agg              $2,000,
         x  occurrence                       Personal & Adv Inj.            $1,000,
                                             Each Occurrence                $1,000,
                                             Fire Damage Legal              $  100,
                                             Medical Exp/per person         $   10,
        Property                             Special Form including         $
        at 25 Porter Rd.                     theft                          $  250,
                                             Deductible                     $    1,

--------------------------------------------------------------------------------
It is understood and agreed that the certificate holder is included as loss payee as their interest may apprear.
--------------------------------------------------------------------------------

Should any of the above described policies be cancelled before the expiration date thereof, the issuing Co. will endeavor to mail 10 days written notice to the certificate holder named below, but failure to mail such notice shall impose no obligation or liability of any kind upon the company, its agents or representatives. This certificate is issued as a matter of information only and confers no rights upon the certificate holder. This certificate does not amend, extend or alter the coverage afforded by the policies above.

CERTIFICATE HOLDER:
Silicon Valley Bank
Wellesley Office Park
45 William St., Suite 170
Wellesley, MA 02181
                                        /s/ P. Mason      Date Issued 5/25/94
                                        ----------------

                         AGREEMENT TO PROVIDE INSURANCE

=========================================================================================================

BORROWER:  GEOTEL COMMUNICATIONS CORPORATION     LENDER:  SILICON VALLEY BANK, a California-chartered bank
           25 Porter Road                                 doing business as Silicon Valley East
           Littleton, MA 01460                            Wellesley Office Park
                                                          45 William Street, Suite 170
                                                          Wellesley, MA 02181

=========================================================================================================

INSURANCE REQUIREMENTS. GEOTEL COMMUNICATIONS CORPORATION ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

COLLATERAL:  ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, CONTRACT RIGHTS, DEPOSIT
             ACCOUNTS, EQUIPMENT, GENERAL INTANGIBLES, FIXTURES, INSTRUMENTS AND DOCUMENTS.
             TYPE.  All risks, including fire, theft and liability.
             AMOUNT.  Full insurance value.
             BASIS.  Replacement value.
             ENDORSEMENTS. Lender's loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior to written notice to Lender.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on or before closing, evidence of the required insurance as provided above, with an effective date of May 18, 1994, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MAY 18, 1994.

GRANTOR:

GEOTEL COMMUNICATIONS CORPORATION

By: /s/ JOHN C. THIBAULT
  -----------------------
  Name: John Thibault   Title: President & CEO
        -------------          ---------------
-------------------------------------------------------------------------------

                              FOR LENDER USE ONLY

                             INSURANCE VERIFICATION
DATE: _____________                                        PHONE: _____________
AGENT'S NAME: _________________________________________________________________
INSURANCE COMPANY: ____________________________________________________________
POLICY NUMBER: ________________________________________________________________
EFFECTIVE DATES: ______________________________________________________________
COMMENTS: _____________________________________________________________________

-------------------------------------------------------------------------------

===============================================================================

                     COLLATERAL ASSIGNMENT, PATENT MORTGAGE
                             AND SECURITY AGREEMENT


     This Collateral Assignment, Patent Mortgage and Security Agreement is made as of the 18th day of May 1994 by and between GeoTel Communications Corporation ("Assignor"), and Silicon Valley Bank, a California banking corporation ("Assignee").

                                    RECITALS

     A. Assignee has agreed to lend or has tent to Assignor certain funds (the "Loan"), pursuant to a Letter Agreement dated May 18, 1994 (the "Loan Agreement") and Assignor desired to borrow such funds from Assignee. The Loan is or will be evidenced by one or more promissory notes (a "Note" or, collectively, the "Notes") and is or will be secured in part pursuant to the terms of a Commercial Security Agreement dated May 18, 1994 (the "Security Agreement").

     B. In order to induce Assignee to make or amend the terms of the Loan, Assignor has agreed to assign certain intangible property to Assignee for purposes of securing the obligations of Assignor to Assignee.

     NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

     1. ASSIGNMENT, PATENT MORTGAGE AND GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance oral1 of Assignor's present or future indebtedness, obligations and liabilities to Assignee, Assignor hereby assigns, transfers, conveys and grants a security interest and mortgage to Assignee, as security, but not as an ownership interest in and to Assignor's entire fight, title and interest in, to and under the following (all of which shall collectively be called the "Collateral"):

            (a) Any and all copyright rights, copyright applications, copyright registrations and like protections m each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on EXHIBIT A attached hereto (collectively, the "Copyrights");

            (b) Any and all trade secrets, and any and all intellectual property fights in computer software and computer software products now or hereafter existing, created, acquired or held;

            (c) Any and all design fights which may be available to Assignor now or hereafter existing, created, acquired or held;

            (d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on EXHIBIT B attached hereto (collectively, the "Patents");

            (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Assignor connected with and symbolized by such trademarks, including without limitation those set forth on EXHIBIT C attached hereto (collectively, the "Trademarks");

            (f) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

            (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

            (h) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

            (i) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

THE INTEREST IN THE COLLATERAL BEING ASSIGNED HEREUNDER SHALL NOT BE CONSTRUED AS A CURRENT ASSIGNMENT, BUT AS A CONTINGENT ASSIGNMENT TO SECURE ASSIGNOR'S OBLIGATIONS TO ASSIGNEE UNDER THE NOTE AND THE LOAN AGREEMENT.

     2. AUTHORIZATION AND REQUEST. Assignor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this conditional assignment.

     3. COVENANTS AND WARRANTIES. Assignor represents, warrants, covenants and agrees as follows:

            (a) Assignor is now the sole owner of the Collateral, except for non-exclusive licenses granted by Assignor to its customers in the ordinary. course of business;

            (b) Performance of this Assignment does not conflict with or result in a breach of any agreement to which Assignor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Assignment constitutes an assignment;

            (c) During the term of this Agreement, Assignor will not transfer or otherwise encumber any interest in the Collateral, except for non-exclusive licenses granted by Assignor in the ordinary. course of business or as set forth in this Assignment;

            (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party;

            (e) Assignor shall promptly advise Assignee of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Assignor in or to any Trademark, Patent or Copyright not specified in this Assignment;

            (f) Assignor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Assignee in writing of material infringements detected and (iii) not allow any Trademarks, Patents, or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Assignee, which shall not be unreasonably withheld unless Assignor determines that reasonable business practices suggest that abandonment is appropriate;

            (g) Assignor shall promptly register the most recent version of any of Assignor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Assignee may reasonably request from time to time to perfect or continue the perfection of Assignee's interest in the Collateral;

            (h) This Assignment creates, and in the case of after acquired Collateral, this Assignment will create at the time Assignor first has rights in such after acquired Collateral, in favor of Assignee a valid and perfected first priority security interest in the Collateral in the United States securing the payment and performance of the obligations evidenced by the Note upon making the filings referred to in clause (i) below;

            (i) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests and assignment created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority of U.S. regulatory body is required either (i) for the grant by Assignor of the security. interest granted hereby or for the execution, delivery or performance of this Assignment by Assignor in the U.S. or (ii) for the perfection in the United States or the exercise by Assignee of its rights and remedies thereunder;

            (j) All information heretofore, herein or hereafter supplied to Assignee by or on behalf of Assignor with respect to the Collateral is accurate and complete in all material respects;

            (k) Assignor shall not enter into any agreement that would materially impair or conflict with Assignor's obligations hereunder without Assignee's prior written consent, which consent shall not be unreasonably withheld. Assignor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Assignor's rights and interest in any property included within the definition of the Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts;

            (l) Upon any executive officer of Assignor obtaining actual knowledge thereof, Assignor will promptly notify Assignee in writing of any event that materially adversely affects the value of any material Collateral, the ability of Assignor to dispose of any material Collateral of the rights and remedies of Assignee in relation thereto, including the levy of any legal process against any of the Collateral.

     4. ASSIGNEE'S RIGHTS. Assignee shall have the right, but not the obligation, to take, at Assignor's sole expense, any actions that Assignor is required under this Assignment to take but which Assignor fails to take, after fifteen (15) days' notice to Assignor. Assignor shall reimburse and indemnify Assignee for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

     5. INSPECTION RIGHTS. Assignor hereby grants to Assignee and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Assignor, and any of Assignor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Assignor and as often as may be reasonably requested, but not more than one (1) in every six (6) months; provided, however, nothing herein shall entitle Assignee access to Assignor's trade secrets and other proprietary information.

     6.     Further Assurances; Attorney in Fact.
            -------------------------------------

            (a) On a continuing basis, Assignor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Assignee, to perfect Assignee's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Collateral Assignment, or for assuring and confirming to Assignee the grant or perfection of a security interest in all Collateral.

            (b) Assignor hereby irrevocably appoints Assignee as Assignor's attorney-in-fact, with full authority in the place and stead of Assignor and in the name of Assignor, Assignee or otherwise, from time to time in Assignee's discretion, upon Assignor's failure or inability to do so, to take any action and to execute any instrument which Assignee may deem necessary or advisable to accomplish the purposes of this Collateral Assignments, including:

            (i) To modify, in its sole discretion, this Collateral Assignment without first obtaining Assignor's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Assignor after the execution hereof or to delete any reference to any right, title or interest in any Copyright, Parents or Trademarks in which Assignor no longer has or claims any right, title or interest; and

            (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Assignor where permitted by law.

     7. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default under the Assignment:

            (a) An Event of Default occurs under the Loan Agreement or any Note; or

            (b) Assignor breaches any warranty or agreement made by Assignor in this Assignment.

     8. REMEDIES. Upon the occurrence and continuance of an Event of Default, Assignee shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Assignor to assemble the Collateral and any tangible property in which Assignee has a security interest and to make it available to Assignee at a place designated by Assignee. Assignee shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Assignee to exercise its rights and remedies upon the occurrence of an Event of Default. Assignor will pay any expenses (including reasonable attorney's fees) incurred by Assignee in connection with the exercise of any of Assignee's rights hereunder, including without limitation any expense incurred in disposing of the Collateral. All of Assignee's rights and remedies with respect to the Collateral shall be cumulative.


     9. INDEMNIFY. Assignor agrees to defend, indemnify and hold harmless Assignee and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party. in connection with the transactions contemplated by this Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Assignee as a result of or in any way arising out of, following or consequential to transactions between Assignee and Assignor, whether under this Assignment or otherwise (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of Assignee's gross negligence or willful misconduct.

     10. REASSIGNMENT. At such time as Assignor shall completely satisfy all of the obligations secured hereunder, Assignee shall execute and deliver to Assignor all deed, assignments, and other instruments as may be necessary or proper to reinvest in Assignor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Assignee pursuant hereto.

     11. COURSE OF DEALING. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

     12. ATTORNEYS' FEES. If any action relating to this Assignment is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements.

     13. AMENDMENTS. This Assignment may be amended only by a written instrument signed by both parties hereto.

        14. COUNTERPARTS. This Assignment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

        15. CALIFORNIA LAW AND JURISDICTION. This Agreement shall be governed by the laws of the State of Massachusetts without regard for choice of law provisions. Assignor and Assignee consent to the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Agreement; provided, however, that if for any reason Lender cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

        16. CONFIDENTIALITY. In handling any confidential information, Assignee shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Assignment except that the disclosure of this information may be made (i) to the affiliates of the Assignee, (ii) to prospective transferee or purchasers of an interest in the obligations secured hereby, provided that they have entered into comparable confidentiality agreement in favor of Assignor and have deliver a copy to Assignor, (iii) as required by law, regulation, rule or order, subpoena judicial order or similar order and (iv) as may be required in connection with the examination, audit or similar investigation of Assignee provided that Assignee shall use its best efforts to cause any recipient of such non public information to maintain its confidentiality.

        IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the day and year first above written, provided that Assignee causes such affiliates to maintain the confidentiality of any non-public information.

Address of Assignor:                    ASSIGNOR:

25 Porter Road                          GeoTel Communications Corporation
Littleton, MA 01460
                                        By:  /s/ JOHN THIBAULT
                                           -------------------------------
                                        Name:   John Thibault
                                             -----------------------------
                                        Title:  President & CEO
                                              ----------------------------


                                        ASSIGNEE:

                                        Silicon Valley Bank

                                        By:  /s/ ANDREA L. CARLIN
                                           -------------------------------
                                        Name:   Andrea L. Carlin
                                             -----------------------------
                                        Title:  Assistant Vice President
                                              ----------------------------

                          ALL-PURPOSE ACKNOWLEDGEMENT


State of Massachusetts
        ---------------------------

County of Middlesex
         --------------------------


On  6/21/94  before me,
   ----------
______________________, personally appeared _______________________ [ ]
personally known to me -OR- [x] proved to me on the basis of satisfactory evidence to the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.


/s/ [ILLEGIBLE]
-------------------------------
  SIGNATURE OF NOTARY



CAPACITY CLAIMED BY SIGNER

[ ]  INDIVIDUAL(S)
[X]  CORPORATE _______
     OFFICER(S)______
     TITLE(S)
[ ]  PARTNER(S)
[ ]  ATTORNEY-IN-FACT
[ ]  TRUSTEE(S)
[ ]  SUBSCRIBING WITNESS
[ ]  GUARDIAN/CONSERVATOR
[ ]  OTHER: __________________

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

John C. Thibault,
---------------------------------

President & CEO
---------------------------------

GeoTel Communications Corporation
---------------------------------

Exhibit "A" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement dated ____, 19__.


                                   EXHIBIT "A"
                                   COPYRIGHTS


SCHEDULE A - ISSUED COPYRIGHTS
------------------------------

COPYRIGHT                     REGISTRATION                           DATE OF
DESCRIPTION                      NUMBER                              ISSUANCE
-----------                      ------                              --------





SCHEDULE B - PENDING COPYRIGHT APPLICATIONS
-------------------------------------------

                                                                   FIRST DATE
COPYRIGHT           APPLICATION      DATE OF        DATE OF        OF PUBLIC
DESCRIPTION           NUMBER          FILING       CREATION       DISTRIBUTION
-----------           ------          ------       --------       ------------





SCHEDULE C - UNREGISTERED COPYRIGHTS (Where No Copyright Application is Pending)
--------------------------------------------------------------------------------

                                                          DATE AND
                                                          RECORDATION NUMBER
                                           ORIGINAL       OF ASSIGNMENT TO
                                          AUTHOR OR       ASSIGNOR (IF
                                           OWNER OF       ORIGINAL AUTHOR OR
                          FIRST DATE      COPYRIGHT       OWNER OF COPYRIGHT
COPYRIGHT     DATE OF        OF          (IF DIFFERENT    IS DIFFERENT FROM
DESCRIPTION   CREATION   DISTRIBUTION    FROM ASSIGNOR)       ASSIGNOR)
-----------   --------   ------------    -------------    -------------------

Intelligent   10/1/93
Call Router
Software

Exhibit "B" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement dated __, 19__.


                                   EXHIBIT "B"

                                     PATENTS

PATENT
DESCRIPTION     DOCKET NO.    COUNTRY     SERIAL NO.    FILING DATE      STATUS
-----------     ----------    -------     ----------    -----------      ------

  None

Exhibit "C" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement dated______________, 19____.


                                  EXHIBIT "C"

                                   TRADEMARKS

TRADEMARK
DESCRIPTION     COUNTRY         SERIAL NO.      REG. NO         STATUS
-----------     -------         ----------      -------         ------

Intelligent Call Router                                      Intent to use
Network Routing Operating System                             Intent to use

Exhibit "A" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement dated ________, 19____.


                                   EXHIBIT "A"

                                   COPYRIGHTS

SCHEDULE A - ISSUED COPYRIGHTS
------------------------------

COPYRIGHT               REGISTRATION            DATE OF
DESCRIPTION                NUMBER               ISSUANCE
-----------             ------------            --------



SCHEDULE B - PENDING COPYRIGHT APPLICATIONS
-------------------------------------------

                                                                FIRST DATE
COPYRIGHT          APPLICATION     DATE OF      DATE OF          OF PUBLIC
DESCRIPTION           NUMBER        FILING      CREATION        DISTRIBUTION
-----------        -----------     -------      --------        ------------




SCHEDULE C - UNREGISTERED COPYRIGHTS (Where No Copyright Application is
             Pending)
-----------------------------------------------------------------------

                                                              DATE AND
                                                              RECORDATION NUMBER
                                             ORIGINAL         OF ASSIGNMENT TO
                                             AUTHOR OR        ASSIGNOR (IF
                                             OWNER OF         ORIGINAL AUTHOR OR
                             FIRST DATE      COPYRIGHT        OWNER OF COPYRIGHT
COPYRIGHT       DATE OF         OF           (IF DIFFERENT    IS DIFFERENT FROM
DESCRIPTION     CREATION     DISTRIBUTION    FROM ASSIGNOR)      ASSIGNOR)
-----------     --------     ------------    -------------    ------------------

Exhibit "B" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement dated __, 19__.


                                  EXHIBIT "B"

                                    PATENTS

PATENT
DESCRIPTION    DOCKET NO.    COUNTRY     SERIAL NO.     FILING DATE      STATUS
-----------    ----------    -------     ----------     -----------      ------

Exhibit "C" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement dated______________, 19____.



                                  EXHIBIT "C"

                                   TRADEMARKS


TRADEMARK
DESCRIPTION     COUNTRY         SERIAL NO.      REG. NO         STATUS
-----------     -------         ----------      -------         ------